Supplement dated November 14, 2025
to the following initial summary prospectus(es):
Soloist dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract.
Effective on or about December 1, 2025, the name of each investment option, the name of the investment advisor, and the subadvisor(s) are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Macquarie High Income Fund - Institutional Class
Investment Advisor: Delaware Management Company, a series of
Macquarie Investment Management Business Trust (a Delaware
statutory trust)
Investment Sub-Advisor: Macquarie Investment Management
Austria Kapitalanlage AG, Macquarie Investment Mangement
Europe Limited, and Macquarie Investment Management Global
Limited
Nomura High Income Fund - Institutional Class Investment Advisor: Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)
All references to this information in the prospectus are updated accordingly.
ISP-1025